Execution Version FIRST AMENDMENT TO 364-DAY TERM LOAN AGREEMENT This FIRST AMENDMENT TO 364-DAY TERM LOAN AGREEMENT (this “Amendment”), dated as of May 5, 2020, is entered into by and among GLOBE LIFE INC., a Delaware corporation formerly known as Torchmark Corporation (the “Borrower”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent. RECITALS A. The Borrower, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to the 364-Day Term Loan Agreement, dated as of April 9, 2020 (the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this Amendment. B. The Borrower has requested that the Lenders amend the Credit Agreement on the terms and conditions set forth herein. STATEMENT OF AGREEMENT NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I AMENDMENTS TO CREDIT AGREEMENT 1.1 Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in appropriate alphabetical order: “FHLB” means any federal home loan bank.” 1.2 The definition of “Consolidated Indebtedness” is hereby amended and restated as follows: “Consolidated Indebtedness” means the Indebtedness of the Borrower and its Subsidiaries (excluding (a) any obligations in respect of Subordinated Debt not to exceed 15% of Consolidated Capitalization and (b) all borrowings made by any Insurance Subsidiary from any FHLB to the extent such borrowings are of the type customarily excluded from financial leverage by both S&P and Moody’s in their evaluation of such Insurance Subsidiary or similarly positioned person) determined on a consolidated basis in accordance with GAAP.” 1.3 Section 7.01 of the Credit Agreement is hereby amended by (x) deleting the word “and” immediately before clause (c) thereof and (y) adding the following new clause (d) at the end of such Section:

“and (d) Liens securing loans, funding agreements and guaranteed investment contracts entered into by to any Insurance Subsidiary with any FHLB pursuant to a membership in such FHLB in the ordinary course of business in the aggregate principal amount not to exceed $1,000,000,000 at any time outstanding.” ARTICLE II CONDITIONS OF EFFECTIVENESS 2.1 The amendments set forth in ARTICLE I shall become effective as of the date when, and only when, the Administrative Agent shall have received an executed counterpart of this Amendment from the Borrower and Lenders constituting the Required Lenders. ARTICLE III REPRESENTATIONS AND WARRANTIES 3.1 To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders on and as of the date hereof, that: (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment, (iv) the representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date), (v) both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default and (vi) the Loans are not reduced by this Amendment and are not subject to any offsets, defenses or counterclaims. ARTICLE IV ACKNOWLEDGEMENT AND CONFIRMATION 4.1 The Borrower hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against the Borrower in accordance with their respective terms, as modified hereby, and shall not be discharged, diminished, limited or otherwise affected in any respect. SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY TERM LOAN AGREEMENT

ARTICLE V MISCELLANEOUS 5.1 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF). 5.2 Loan Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and the other Loan Documents as amended hereby. This Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. 5.3 Expenses. The Borrower shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment. 5.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction. 5.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. 5.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. 5.7 Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic format with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. The words “executed,” “signed,” “signature,” and words of like import in shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment constitutes the entire contract among the parties hereto with SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY TERM LOAN AGREEMENT

respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. [remainder of page intentionally left blank] SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY TERM LOAN AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written. GLOBE LIFE INC. By: /s/ W. Michael Pressley Name: W. Michael Pressley Title: Executive Vice President and CIO SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY TERM LOAN AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent and as a Lender By: /s/ Hema Kishnani Name: Hema Kishnani Title: Director SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY TERM LOAN AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Glenn Schuermann Name: Glenn Schuermann Title: Vice President SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY TERM LOAN AGREEMENT

REGIONS BANK, as a Lender By: /s/ Hichem Kerma Name: Hichem Kerma Title: Managing Director SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY TERM LOAN AGREEMENT

BBVA USA, as a Lender By: /s/ Steve Ray Name: Steve Ray Title: Executive Director SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY TERM LOAN AGREEMENT

KeyBank National Association, as a Lender By: /s/ Thomas A. Crandall Name: Thomas A. Crandall Title: Senior Vice President SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY TERM LOAN AGREEMENT